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                                                                    Exhibit 99.1

                  CONSENT TO BE NAMED IN REGISTRATION STATEMENT

      I, the undersigned, hereby consent to be named as a nominee for election as a director of Nextel Partners, Inc. (the "Company") in the Form S-1 Registration Statement to be filed by the Company with the Securities and Exchange Commission on or about January 26, 2000.

Dated: January 25, 2000


Signature: /s/ Steven Dodge
           ---------------------------------
           Steven Dodge